Exhibit 99.2

Sight Sciences Appoints Ali Bauerlein as Chief Operating Officer and Jim Rodberg as Chief Financial Officer

New leadership appointments strengthen Sight Sciences’ commitment to advancing our interventional dry eye initiatives and driving scalable operations and growth

MENLO PARK, Calif., November 6, 2025 (GLOBE NEWSWIRE) -- Sight Sciences, Inc. (Nasdaq: SGHT) (Sight Sciences, or the Company), an eyecare technology company focused on developing and commercializing innovative, interventional technologies that elevate the standard of care, announced today the appointment of Alison (Ali) Bauerlein as its Chief Operating Officer (COO) and James (Jim) Rodberg as its Chief Financial Officer (CFO), effective November 5, 2025.

“We are very excited to promote both Ali and Jim into new roles at Sight Sciences as we continue to elevate our market leadership position in MIGS and begin to scale the reimbursed interventional dry eye category. We believe the many contributions they each have made over their tenure at Sight Sciences as well as their unique skill sets directly align with our vision of the future of eyecare and the needs of the organization. Ali has a proven track record of leading a rapidly growing medtech organization through multiple phases of growth, and Jim has a strong finance background from a leading medtech organization, which will be critical to our execution in the coming years,” said Paul Badawi, Founder and Chief Executive Officer of Sight Sciences. “We are confident the addition of the COO role will accelerate our growth across the business with enhanced focus and leadership. We are looking forward to both Ali and Jim advancing our strategic plans and ensuring we have the appropriate infrastructure to support profitable growth over time.”

Mrs. Bauerlein, Chief Operating Officer of Sight Sciences, commented, “I am delighted to be moving into the COO role at Sight Sciences at this critical juncture as we look to scale our business. I am excited to leverage my background in high growth medtech to help Sight Sciences achieve its fullest potential. I look forward to working with Paul, the rest of the Sight Sciences team, and the ophthalmic community as we shift towards earlier procedural intervention and improve the lives of our patients.”

Mr. Rodberg, Chief Financial Officer of Sight Sciences, added, “It’s an exciting time at Sight Sciences given the significant patient impact we are positioned to make over the coming years by enabling our customers to treat two major obstructive ophthalmic diseases with proven procedural interventions. I look forward to supporting our growth and profitability goals, while striving to create significant value for the ophthalmic community, our patients, and our shareholders.”

Board of Directors Update

Erica Rogers and Brenda Becker have stepped down from the Sight Sciences Board of Directors. “I would like to thank both Erica and Brenda for their contributions to our vision and mission over the last six and three years, respectively. Erica’s high-growth medtech leadership experience was invaluable as we scaled our business from early commercialization, and Brenda’s decades of public service and private sector expertise helped support our execution in both glaucoma and dry eye with steadfast advice and support,” said Staffan Encrantz, Chairman of the Board of Directors of Sight Sciences.

Mrs. Bauerlein Biography

Mrs. Bauerlein was appointed Chief Operating Officer of Sight Sciences effective November 2025, prior to which she served as Sight Sciences’ Chief Financial Officer since joining the Company in April 2023. She brings experience leading global finance and accounting functions, including revenue management, reporting, investor relations and business development. She joined Sight Sciences from Inogen, a medical technology company offering innovative respiratory products for use in the homecare setting. She cofounded Inogen in 2001 and served as its Chief Financial Officer from 2009 through 2021, as Inogen scaled from start-up operations to over $350 million in annual sales. She also serves as member of the board of directors of Koya Medical since January 2021 and Balance Ophthalmics since July 2024. She received a B.A. in economics/mathematics with high honors from the University of California, Santa Barbara.

Mr. Rodberg Biography

Mr. Rodberg was appointed Chief Financial Officer of Sight Sciences effective November 2025. Previously, he served as Sight Sciences’ Vice President of Finance and Corporate Controller since joining the Company in early 2021 prior to its IPO. He also served as interim CFO at Sight Sciences in 2023. Mr. Rodberg has 20 years of public accounting and company finance leadership experience. Prior to joining Sight Sciences, he served as VP, FP&A at nVent Electric, Director of Finance at Abbott Laboratories and had several progressive finance and accounting roles at St. Jude Medical (prior to its acquisition by Abbott). He began his career at Deloitte in the audit and assurance practice. He received a B.S. in Accounting from the University of Minnesota and is a Certified Public Accountant (inactive).

About Sight Sciences

Sight Sciences is an eyecare technology company focused on developing and commercializing innovative and interventional solutions intended to transform care and improve patients’ lives. Using minimally invasive or non-invasive approaches to target the underlying causes of the world’s most prevalent eye diseases, Sight Sciences seeks to create more effective treatment paradigms that enhance patient care and supplant conventional outdated approaches. The Company’s OMNI® Surgical System and OMNI® Edge Surgical System aare implant-free, minimally invasive glaucoma surgery technologies indicated in the United States to reduce intraocular pressure in adult patients with primary open-angle glaucoma. The OMNI Surgical System is CE Marked for the catheterization and transluminal viscodilation of Schlemm’s canal and cutting of the trabecular meshwork to reduce intraocular pressure in adult patients with open-angle glaucoma. Glaucoma is the world’s leading cause of irreversible blindness. The SION® Surgical System is a bladeless, manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. The Company’s TearCare® System is 510(k) cleared in the United States for the application of localized heat therapy in adult patients with evaporative dry eye disease due to meibomian gland disease (MGD), enabling clearance of gland obstructions by physicians to address the leading cause of dry eye disease.

Visit www.sightsciences.com for more information.

Sight Sciences and TearCare are trademarks of Sight Sciences registered in the United States. OMNI and SION are trademarks of Sight Sciences registered in the United States, European Union and other territories.

© 2025 Sight Sciences. All rights reserved.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as "anticipate," “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include, but are not limited to, statements concerning the following: the scaling of the Company’s operations; the advancement of the Company’s strategic plans; anticipated benefits arising out of our recent executive management restructuring, including with respect to the Company’s ability to accelerate and achieve its growth and profitability objectives; and the Company’s ability to elevate the standard of care, deliver best in class solutions and improve the lives of its patients. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media contact:
pr@SightSciences.com

Investor contact:
Philip Taylor
Gilmartin Group
415.937.5406
Investor.Relations@Sightsciences.com